UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2020

INVESCO DB US DOLLAR INDEX TRUST
(Registrant)
INVESCO DB US DOLLAR INDEX BULLISH FUND;
INVESCO DB US DOLLAR INDEX BEARISH FUND
(Co-Registrants)
(Exact name of registrant as specified in its charter)

Delaware	001-33317; 001-33318; and 001-33314	87-0778084 (Invesco DB US Dollar Index Bearish Fund) 87-0778082 (Invesco DB US Dollar Index Bullish Fund
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)
(800) 983-0903
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units of Beneficial Interest	UUP	NYSE Arca, Inc
Common Units of Beneficial Interest	UDN	NYSE Arca, Inc
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)
On October 27, 2020, the Board of Managers of Invesco Capital Management LLC (the “Managing Owner”), managing owner of Invesco DB US Dollar Index Trust and its underlying series, Invesco DB US Dollar Index Bullish Fund and Invesco DB US Dollar Index Bearish Fund, appointed Mr. Jordan Krugman to serve on the Board of Managers of the Managing Owner, effective as of the close of business on October 30, 2020 (the “Effective Date”). Mr. Krugman will replace Ms. Kristie Feinberg, who, as previously disclosed, gave notice of her resignation from the Board of Managers of the Managing Owner as of the Effective Date.
Jordan Krugman
(43) is Chief Financial Officer of the Americas for Invesco Ltd., a global investment management company affiliated with the Managing Owner. He was appointed to this position in October 2020. In this capacity, Mr. Krugman is responsible for general management support, in addition to executing on various strategic initiatives and overseeing the financial framework for the business units operating within the Americas division of Invesco Ltd. He has also served as a Member of the Board of Managers of the Managing Owner since October 2020. From March 2019 to October 2020, Mr. Krugman served as the Global Head of Financial Planning and Analysis at Invesco Ltd. In this role, he was responsible for overseeing Invesco’s forecasting, budgeting strategic planning and financial target setting processes, including analytics and decision support for Invesco Ltd’s executive team. From March 2017 to March 2019, Mr. Krugman served as Invesco Ltd.’s Head of Finance & Corporate Strategy, North America. In this role, Mr. Krugman was responsible for strategic and financial planning for Invesco Ltd.’s global investments organization including global real estate, private equity and global fixed income. Prior to that, Mr. Krugman was Invesco Ltd.’s Treasurer and Head of Investor Relations from May 2011 to March 2017. In this role, he was responsible for management of Invesco Ltd.’s liquidity and capital management programs. Additionally, Mr. Krugman managed the communication with Invesco Ltd.’s external stakeholders including equity shareholders, debt investors, rating agencies, and research analysts. Mr. Krugman earned a BA degree in American civilizations, with a US history concentration, from Middlebury College in Vermont in 1999, and earned an MBA from Santa Clara University in California in 2007. He is a Certified Treasury Professional (CTP).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
	Name:	Adam Henkel
	Date:	October 30, 2020
	Title:	Secretary

Invesco DB US Dollar Index Bullish Fund, a series of Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
	Name:	Adam Henkel
	Date:	October 30, 2020
	Title:	Secretary

Invesco DB US Dollar Index Bearish Fund, a series of Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
	Name:	Adam Henkel
	Date:	October 30, 2020
	Title:	Secretary